Exhibit 10.1
STOCK PURCHASE AGREEMENT Among WASATCH FOOD SERVICES, INC., WASATCH FOOD SERVICES IDAHO, INC., CERTAIN PRINCIPAL STOCKHOLDERS OF WASATCH FOOD SERVICES, INC. and SHAUN CARTER Dated as of December [28], 2009

TABLE OF CONTENTS PAGE ARTICLE I REPRESENTATIONS, COVENANTS, AND WARRANTIES OF BAJIO AND THE PRINCIPAL STOCKHOLDERS 1 Section 1.01 Organization 1 Section 1.02 Capitalization 2 Section 1.03 Parents and Subsidiaries 2 Section 1.04 Financial Statements 2 Section 1.05 Options or Warrants 3 Section 1.06 Bajio Liabilities 3 Section 1.07 Absence of Certain Changes or Events 3 Section 1,08 Litigation and Proceedings 4 Section 1.09 Contracts 4 Section 1.10 No Representations Regarding Bajio Properties 4 Section 1.11 No Conflict With Other Instruments 5 Section 1.12 Compliance With Laws and Regulations 5 Section 1.13 Approval of Agreement 5 Section 1.14 Banki Accounts; Power of Attorney 5 Section 1.15 Valid Obligation 5 ARTICLE II REPRESENTATIONS, COVENANTS, AND WARRANTIES OF PURCHASERS Section 2.01 Organization 5 Section 2.02 Litigation and Proceedings 5 Section 2.03 No Conflict With Other Instruments 6 Section 2.04 Valid Obligation 6 ARTICLE III STOCK PURCHASE 6 Section 3.01 The Stock Purchase 6 Section 3.02 Closing Events 6 Section 3.03 Termination 6 ARTICLE IV SPECIAL COVENANTS 7 Section 4.01 Access to Properties and Records 7 Section 4.02 Delivery of Books and Records 7 Section 4.03 Third Party Consents and Certificates 7 Section 4.04 Designation of Directors and Officers 7 Section 4.05 Indemnification 7 Section 4.06 The Acquisition of Bajio Common Stock 8 Section 4.07 Purchaser’s Due Diligence Review of Bajio 8 ARTICLE V CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER 8 Section 5.01 Accuracy of Representations and Performance of Covenants 8 Section 5.02 Officer’s Certificate 8 Section 5.03 Good Standing 9 Section 5.05 No Governmental Prohibition 9 Section 5.06 Consents 9 i

ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF WASATCH 9 Section 6.01 Accuracy of Representations and Performance of Covenants 9 Section 6.02 No Governmental Prohibition 9 Section 6.03 Franchisor Consent 9 Section 6.04 Completion of Acquisition 9 ARTICLE VII MISCELLANEOUS 9 Section 7.01 Brokers 9 Section 7.02 Governing Law; Jurisdiction; Venue 10 Section 7.03 Notices 10 Section 7.04 Attorney’s Fees 11 Section 7.05 Confidentiality 11 Section 7.06 Public Announcements and Filings 1211 Section 7.07 Recitals 11 Section 7.08 Third-Party Beneficiaries 11 Section 7.09 Expenses 11 Section 7.10 Survival; Termination 11 Section 7.11 Counterparts 11 Section 7.12 Amendment or Waiver 12 Section 7.13 Entire Agreement 12 Section 7.14 No Representations Regarding Tax Treatment 12 Section 7.15 Severability 12 WASATCH SCHEDULES EXHIBIT A: FORM OF INVESTMENT LETTER EX A ii

STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the f2#1 day of December, 2009 (the “Closing Date”), by and among WASATCH FOOD SERVICES, INC., a Nevada corporation (“Wasatch”): WASATCH FOOD SERVICES IDAHO, INC., an Idaho corporation (“Bajio”); Shaun Carter (the “Purchaser”): and Ben Peay and Megan Overton, principal stockholders of Wasatch (the “Principal Stockholders”), upon the following premises: RECITALS; WHEREAS, Wasatch owns one hundred percent (100%) of the issued and outstanding shares of capital stock (the “Bajio Shares”) of Bajio; WHEREAS, Wasatch plans to acquire other operating subsidiaries and when and if such additional subsidiaries have been acquired, Wasatch desires to sell and transfer Bajio to Purchaser; and WHEREAS, the parties desire to enter into this Agreement to provide for Purchaser’s acquisition from Wasatch of the Bajio Shares; AGREEMENT; NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows: ARTICLE I REPRESENTATIONS, COVENANTS, AND WARRANTIES OF BAJIO AND WASATCH As an inducement to, and to obtain the reliance of Purchaser, Bajio and the Principal Shareholders hereby represent and warrant as of the date hereof as follows: Section 1.01 Organization. (a) Bajio is a corporation duly organized, validly existing, and in good standing under the laws of the State of Idaho and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Set forth in Item 1.01 of the Bajio Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of Bajio as in effect on the Closing Date (together, the “Bajio Charter”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Bajio Charter. Bajio has taken all action required by law, the Bajio Charter or otherwise to authorize the execution and delivery of this Agreement, and Bajio has full 1 power, authority, and legal right and has taken all action required by law, the Bajio Charter or otherwise to consummate the transactions herein contemplated. Wasatch is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the articles of incorporation or bylaws of Wasatch. Wasatch has taken all action required by law, its articles of incorporation and bylaws or otherwise to authorize the execution and delivery of this Agreement, and Wasatch has full power, authority, and legal right and has taken all action required by law, its articles of incorporation and bylaws or otherwise to consummate the transactions herein contemplated. Section 1.02 Capitalization. The authorized capitalization of Bajio consists of fifty five million (55,000,000) shares of common stock, par value $0,001, of which ten thousand (10,000) shares are issued and outstanding, all of which are owned by Wasatch. All issued and outstanding shares of Bajio common stock are duly authorized, legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. Section 1.03 Parents and Subsidiaries. Bajio is a wholly-owned subsidiary of Wasatch and Wasatch owns the Bajio Shares free and clear of any liens and encumbrances of any type or nature. Bajio does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation. Section 1.04 Financial Statements. Set forth in Item 1.04ra) of the Wasatch Schedules are (i) the audited consolidated balance sheets of Wasatch as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and 2007, together with the notes to such statements and the opinion of HJ & Associates, LLC (“HJ”), independent certified public accountants of Wasatch with respect thereto. Such financial statements reflect the financial condition and results of operations of Wasatch and Bajio on a consolidated basis. Set forth in Item 1.04fto of Wasatch Schedule are: The condensed consolidated financial statements of Wasatch as of September 30, 2009 and for the three and nine months ended September 30, 2009 and 2008, together with the notes to such statements, and all such financial statements have been reviewed by the management of Wasatch. Such financial statements reflect the financial condition and results of operations of Wasatch and Bajio on a consolidated basis. All such financial statements have been prepared in accordance with GAAP consistently applied throughout the periods involved. The balance sheets are true 2 and accurate and present fairly as of their respective dates the financial condition of Wasatch and Bajio on a consolidated basis. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, neither Wasatch nor Bajio had any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of Wasatch and Bajio, in accordance with GAAP. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by GAAP. Bajio has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable. Wasatch has timely filed all consolidated state, federal or local income and/or franchise tax returns required to be filed by it from its inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. Section 1.05 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Bajio. Section 1.06 Baiio Liabilities. Bajio Schedule 1.06 lists the promissory notes, related loan and security agreements and accounts payable of Bajio as of the date hereof, certain of which represent obligations of Wasatch and Bajio on a consolidated basis, which have been assigned to and assumed by Bajio in anticipation of the transaction contemplated by this Agreement. At closing certain of such loans shall be forgiven by affiliates of the Principal Stockholders as indicated in Bajio Schedule 1.06. Section 1.07 Absence of Certain Changes or Events. Except as set forth in Bajio Schedule 1.07, since September 30, 2009: There has not been any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Bajio except that it has continued to incur losses from operations; Bajio has not (i) amended the Bajio Charter; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) made any material change in its method of management, operation or accounting; (iv) entered into any transactions or agreements other than in connection with this Agreement and the transactions contemplated herein; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; and 3

(c) Bajio has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business and liabilities of Wasatch that have been assumed by Bajio as reflected in Bajio Schedule 1.07; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock). Section 1.08 Litigation and Proceedings There are no actions, suits, proceedings or investigations pending or threatened by or against Bajio or affecting Bajio or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Bajio has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default. Section 1.09 Contracts. Except as set forth in Item 1.09 of the Bajio Schedules: Bajio is not a party to, and its assets, products, technology and properties are not bound by, any contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral. Bajio is not a party to or bound by, and the properties of Bajio are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and Bajio is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Bajio. Section 1.10 No Representations Regarding Bajio Properties. Bajio and the Principal Stockholders make no representations or warranties whatsoever with regard to the condition of the real and personal property and equipment of Bajio and such items of property and equipment are being conveyed in an “as is” condition. Section 1.11 No Conflict With Other Instruments. Subject to the consent of Bajio, LLC, the franchisor, the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any 4 indenture, mortgage, deed of trust, or other material agreement or instrument to which Bajio is a party or to which any of its assets, properties or operations are subject. Section 1.12 Compliance With Laws and Regulations. Bajio has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities. Section 1.13 Approval of Agreement. The boards of director of both Wasatch and Bajio have authorized the execution and delivery of this Agreement by Wasatch and Bajio, respectively, and have approved this Agreement and the transactions contemplated hereby. Section 1.14 Bank Accounts: Power of Attorney. Set forth in Item 1.12 of the Bajio Schedules is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Bajio within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Bajio, and (b) the check ledger for the last twelve (12) months. Section 1.15 Valid Obligation. This Agreement and all agreements and other documents executed by Wasatch and Bajio in connection herewith constitute the valid and binding obligation of Wasatch and Bajio, respectively, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought. ARTICLE II REPRESENTATIONS, COVENANTS, AND WARRANTIES OF PURCHASER As an inducement to, and to obtain the reliance of Wasatch and Bajio, Purchaser represents and warrants, as of the Closing Date, as follows: Section 2.01 Authorization. Purchaser is an individual residing in Utah County, Utah with full power, authority, and legal right to enter into this Agreement and consummate the transactions herein contemplated without the consent of any third party. Section 2.02 Litigation and Proceedings. There are no material actions, suits, proceedings, or investigations pending or, to the knowledge of Purchaser after reasonable investigation, threatened by or against Purchaser or affecting Purchaser or his properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Purchaser does not have any knowledge of any material default on his part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default. 5

Section 2.03 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which Purchaser is a party or to which any of his assets, properties or operations are subject. Section 2.04 Valid Obligation. This Agreement and all agreements and other documents executed by Purchaser in connection herewith constitute the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought. ARTICLE III STOCK PURCHASE Section 3.01 The Stock Purchase. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Wasatch, by executing this Agreement, shall assign, transfer and deliver to Purchaser, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the Bajio Shares, constituting all of the shares of Bajio, including voting power, of Bajio. In exchange for the transfer of the Bajio Shares by Wasatch, Purchaser agrees to pay Wasatch in cash at closing the amount of One Thousand and no/100 Dollars ($1,000). In addition, at closing, the Principal Stockholders shall cause certain promissory notes of Bajio to be forgiven by the holders thereof, as indicated in Bajio Schedule 1.06. To the extent any item of Bajio debt has been personally guaranteed by the Principal Stockholders, such personal guarantees shall continue in effect from and after the closing; provided, the Principal Stockholders shall be granted a security interest in the stock and assets of Bajio. As a result of the stock purchase as contemplated herein, the Purchaser will beneficially own one hundred percent (100%) of the voting capital stock of Bajio on the Closing Date. On the Closing Date, Wasatch shall surrender its certificate or certificates representing the Bajio Shares to Purchaser. Section 3.02 Closing Events. On the Closing Date, Wasatch and Purchaser shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered on or prior to the Closing Date, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Section 3.03 Termination. This Agreement may be terminated by Purchaser only in the event that Purchaser, Wasatch or Bajio fail to meet the conditions precedent set forth in Articles V and VI herein. If this Agreement is terminated pursuant this Section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except as set forth herein below. 6

ARTICLE IV SPECIAL COVENANTS Section 4.01 Access to Properties and Records. Wasatch and Bajio will afford to Purchaser full access to the properties, books and records of Bajio in order that Purchaser may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Bajio and will furnish Purchaser with such additional financial and operating data and other information as to the business and properties of Bajio as Purchaser shall from time to time reasonably request. Section 4.02 Delivery of Books and Records. On or prior to the Closing Date, Bajio shall deliver to Purchaser the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Bajio. Section 4.03 Third Party Consents and Certificates. Bajio and Purchaser hereby agree to cooperate with each other in order to obtain any required third-party consents to this Agreement and the transactions herein contemplated. Section 4.04 Designation of Directors and Officers. On the Closing Date, (a) the following persons shall be appointed to serve as the officers of Bajio, effective immediately: Shaun Carter, President, Secretary and Treasurer, and Ben Peay shall resign from each of his officer positions of Bajio, effective immediately, (c) Shaun Carter shall be appointed to serve as a director of Bajio and Ben Peay shall resign as a director of Bajio effective upon such appointment. Section 4.05 Indemnification. The Principal Shareholders hereby agrees to indemnify Purchaser as of the Closing Date against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (“Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or any misrepresentations made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the closing hereunder, the consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing Date. Purchaser agrees that the foregoing indemnification shall constitute the sole and exclusive remedy of Purchaser under this Agreement and Purchaser agrees that it will look solely to the Principal Shareholders and that Wasatch shall have no liability to Purchaser hereunder of any kind or nature whatsoever. The Purchaser hereby agrees to indemnify Wasatch, each of the officers, agents, and directors of Wasatch as of the Closing Date, and the Principal Stockholders against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the closing hereunder 7 and the consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing Date. Section 4.06 The Acquisition of Baiio Common Stock. Purchaser hereby acknowledges and agrees that the consummation of this Agreement, including the sale of the Baiio common stock to Purchaser as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933, as amended, and applicable state statutes. Purchaser agrees that such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items on the circumstances under which such securities are acquired. In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, the Purchaser shall execute and deliver to Wasatch an Investment Representation Letter in substantially the form of Exhibit A attached hereto. Section 4.07 Purchaser’s Due Diligence Review of Bajin. Purchaser has completed to his satisfaction a due diligence review of the business and financial condition of Bajio and has received all information and completed all inspections requested by him. Purchaser is aware of the nature of Bajio’s operations and the condition of the property, equipment, fixtures and other assets utilized in connection with Bajio’s operations. Further, Purchaser acknowledges that he is aware that the liabilities of Bajio exceed its assets and that Bajio has operated at a loss since its inception. Purchaser is willing to acquire the Bajio Shares based on what he perceives to be the value of Bajio’s intangible assets and his belief that he can utilize the assets and existing client base of Bajio to achieve profitable operations in the future. ARTICLE V CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER The obligations of Purchaser under this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions: Section 5.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by Bajio and the Principal Stockholders in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Wasatch and Bajio shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by them. Bajio shall furnish to Purchaser a certificate signed by a duly authorized officer of Bajio and dated the Closing Date, to the foregoing effect. Section 5.02 Officer’s Certificate Purchaser shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Bajio to the effect that no litigation, proceeding, investigation or inquiry is pending or to the best knowledge of Bajio threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or which might result in any material adverse change in any of the assets, properties or operations of Bajio. 8

Section 5.03 Good Standing. Purchaser shall have received a certificate of good standing, (or their equivalent) dated as of a date within five (5) business days prior to the Closing Date certifying that Bajio is in good standing as a corporation in Idaho. Section 5.04 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby. Section 5.05 Consents. Bajio, LLC, the franchisor, shall have consented to the transfer of the Bajio shares from Wasatch to Purchaser hereunder. ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF WASATCH The obligations of Wasatch under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions: Section 6.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by Purchaser in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Purchaser shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Purchaser. Section 6.02 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby. Section 6.03 Franchisor Consent. Bajio, LLC, the franchisor, shall have consented to the transfer of the Bajio shares from Wasatch to Purchaser hereunder. Section 6.04 Completion of Acquisition. Wasatch shall have completed its acquisition of the additional operating subsidiaries currently contemplated to be acquired by it, which will render the operations of Bajio incompatible with the new operating subsidiaries of Wasatch. ARTICLE VII MISCELLANEOUS Section 7.01 Brokers. The parties agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The Principal Stockholders and Purchaser each agree to indemnify the other against any claim by any third-person other than those described 9 above for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party (which shall in the case of the Principal Stockholders include Wasatch and Bajio) and such third person, whether express or implied from the actions of the indemnifying party. Section 7.02 Governing Law: Jurisdiction: Venue. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of State law, with the laws of the State of Nevada. Venue for all matters shall be in Salt Lake County, Utah, without giving effect to principles of conflicts of law thereunder. Each of the parties irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States sitting in Salt Lake County, Utah. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction. Section 7.03 Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by overnight courier or registered mail or certified mail, postage prepaid, return receipt requested, addressed as follows: If to Wasatch, Bajio or the Principal Stockholders: C/O Ben Peay 10626 South Covered Bridge Drive Spanish Fork, Utah 84660 If to Purchaser: Shaun Carter 959 South 2300 East Springville, Utah 84663 or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier and (iii) five days after deposit in the U.S. mail, prepaid via registered or certified mail, return receipt requested. Section 7.04 Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein. 10

Section 7.05 Confidentiality. Each party hereto agrees with the other that unless and until the transactions contemplated by this Agreement have been consummated it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (11) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein. } Section 7.06 Public Announcements and Filings. Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof. Section 7.07 Recitals. The recitals to this Agreement are true and correct and are incorporated herein, in their entirety, by this reference. Section 7.08 Third-Partv Beneficiaries. This Agreement is strictly among Wasatch, Bajio, the Principal Stockholders, Bajio and the Purchaser, and, except as specifically provided herein, including, without limitation, those persons indemnified pursuant to Section 4.06 herein, no director, officer, stockholder (other than the Purchaser), employee agent independent contractor or any other person or entity shall be deemed to be a third-partv beneficiary of this Agreement. Section 7.09 Expenses. Each party will bear its own expenses, including legal, accounting and professional fees, incurred in connection with the transactions contemplated by this Agreement. Section 7.10 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one (1) year. Section 7.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. 11

Section 7.12 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended. Section 7.13 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter. Section 7.14 No Representations Regarding Tax Treatment. Notwithstanding anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the tax treatment of the transactions contemplated by this Agreement. The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (ii) is responsible for paying its own taxes, including without limitation, any adverse tax consequences that may result if the transactions contemplated by this Agreement are not treated for tax purposes in the manner contemplated by the parties. Section 7.15 Severabilitv. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall remain in full force and shall not be affected thereby, and there shall be deemed substituted for such invalid, illegal or unenforceable provision a valid, legal and enforceable provision as similar as possible to the provision at issue. [Signatures appear on the following page] 12

IN WITNESS WHEREOF, this Stock Purchase Agreement has been executed by the parties hereto as of the date first above written. WASATCH: PURCHASER: WASATCH FOOD SERVICES, INC. Name: Ben Peay Shaun Carter Tide: President BAJIO: PRINCIPAL STOCKHOLDERS: WASATCH FOOD SERVICES IDAHO, INC. Ben Peay Address: 10626 South Covered Bridge Drive Bv: Ben Peay Spanish Fork, Utah 84660 Name: Ben Peay Tide: President Megan Overton 906 S. West Cobblestone Dr. Heber, UT 84032 13

IN WITNESS WHEREOF, this Stock Purchase Agreement has been executed by the parties hereto as of the date first above written. WASATCH: PURCHASER: WASATCH FOOD SERVICES, INC. By: : Name: Shaun Carter Title: BAJIO: PRINCIPAL STOCKHOLDERS: WASATCH FOOD SERVICES IDAHO, INC. Ben Peay Address: 10626 South Covered Bridge Drive B Spanish Fork, Utah 84660 Megap Overton 906 S. West Cobblestone Dr. Heber.UT 84032 13